UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 4, 2010
SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)
7900 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)
(703) 273-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) of Sunrise Senior Living, Inc. (the “Company”) held on May 4, 2010, the Company’s stockholders approved an amendment to the Company’s 2008 Omnibus Incentive Plan (the “2008 Plan”) increasing by 2,500,000 the number of shares of common stock available for issuance under the 2008 Plan, as well as an amendment to the share usage provisions of the 2008 Plan to provide that shares of common stock that are subject to awards in any form other than stock options or stock appreciation rights would be counted against the maximum number of shares of common stock available for issuance under the 2008 Plan as 1.21 common shares for each share of common stock granted instead of the previous 1.7 common shares. For information regarding the 2008 Plan, as amended, please refer to the Company’s definitive proxy statement for its 2010 Annual Meeting as filed with the SEC on March 22, 2010.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     On May 4, 2010, the Company held its 2010 Annual Meeting of Stockholders. The matters considered and voted upon at the 2010 Annual Meeting consisted of:
•	the election of eight directors for one-year terms expiring at the 2011 annual meeting;
•	approval of the amendments to the 2008 Plan; and
•	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010.
     There were a total of 55,843,450 shares of Company common stock outstanding on March 12, 2010, the voting record date for the 2010 Annual Meeting. Of these, 45,282,449 shares were present in person or by proxy at the 2010 Annual Meeting, which constituted a quorum. Each of the nominees for election as a director was elected and each of the other matters voted on at the 2010 Annual Meeting was approved.
     The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable, are set forth below.
     1. Election of Directors

			Broker
Director	For	Withheld	Non-Votes
Glyn F. Aeppel	31,463,212	1,243,578	12,575,659
Thomas J. Donohue	29,101,993	3,604,797	12,575,659
David I. Fuente	30,073,142	2,633,648	12,575,659
Stephen D. Harlan	31,748,747	958,043	12,575,659
Paul J. Klaassen	25,921,826	6,784,964	12,575,659

			Broker
Director	For	Withheld	Non-Votes
Lynn Krominga	31,035,046	1,671,744	12,575,659
William G. Little	30,945,123	1,761,667	12,575,659
Mark S. Ordan	31,868,333	838,457	12,575,659

				Broker
	For	Against	Abstentions	Non-Votes
2. Approval of the Amendments to the 2008 Plan	28,103,053	4,550,340	53,397	12,575,659

	For	Against	Abstentions
3. Ratification of the Appointment of Ernst & Young LLP	44,806,175	406,455	69,819

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.
Date: May 6, 2010	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer

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